Exhibit 99.1

Media Contact: Mei Li NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Investor Relations for NetSuite Inc. Phone: 415.445.3232 E-mail: ir@netsuite.com

NetSuite Announces First Quarter 2009 Results

•	Q1 GAAP Net Loss Improves 16% over Prior Quarter

•	Q1 Nearly Doubles Non-GAAP Profitability over Prior Quarter

•	Q1 Posts 542% Sequential Increase in Non-GAAP Operating Income and 89% Sequential Increase in Non-GAAP Net Income

•	Q1 Revenue Increases 22% Year-over-Year to $41.6 Million

SAN MATEO, Calif. — May 4, 2009 — NetSuite Inc. (NYSE: N), a leading vendor of on-demand, integrated business management software suites, today announced operating results for its first quarter ended March 31, 2009.

Total revenue for the first quarter of 2009 was $41.6 million, a 22% increase over the first quarter of 2008. Revenue from the Americas for the first quarter of 2009 was $33.6 million, while revenue from international regions was $8.0 million.

On a GAAP basis, net loss for the first quarter of 2009 was $3.7 million, or $(0.06) per share, as compared to $2.0 million, or $(0.03) per share, in the first quarter of 2008.

Non-GAAP net income for the first quarter of 2009 was $1.0 million, or $0.02 per share, as compared to a non-GAAP net loss of $420,000, or $(0.01) per share, for the first quarter of 2008.

Items presented on a non-GAAP basis exclude expenses related to stock-based compensation and the amortization of intangible assets. A reconciliation of GAAP net income/(loss) to non-GAAP net income/(loss) is provided below in a table immediately following the Condensed Consolidated Statements of Operations, along with an explanation of why these non-GAAP financial measures are useful to investors and how they are used by management.

“We delivered results that not only met our goals, but also indicate that NetSuite continues to take market share and execute on our strategic initiatives of moving up market and extending the NetSuite platform,” said Zach Nelson, CEO of NetSuite. “In particular, our growth of non-GAAP profitability from the prior quarter was impressive.”

NetSuite’s First Quarter 2009 Highlights Include:

•	Appointed former New York Stock Exchange President Catherine Kinney to its board of directors.

•

Announced the SuiteCloud Ecosystem, a comprehensive offering of on-demand products, development tools and services designed to help customers and commercial software developers take advantage of the significant economic benefits of cloud computing. SuiteCloud includes the SuiteCloud Developer Network (“SDN”), a developer program for independent software developers (“ISVs”), and SuiteApp.com, a single-source online marketplace where ISVs, customers and solution providers can find applications to meet business-process or industry needs.

•

Launched the NetSuite Multi-Channel Retail Management Suite, a new vertical suite for North American retailers that allows retailers to easily manage multiple locations with a sophisticated point of sale (“POS”) system, seamlessly integrate new or existing Ecommerce operations, provide a great customer experience across all channels, and gain real-time visibility and business intelligence across their companies.

•	Launched a new program for Sage software customers interested in switching from their current Sage products in order to experience the productivity benefits of NetSuite and cloud computing.

•	Extended the “Business ByNetSuite” program to offer current SAP customers the opportunity to cut costs by 50% or more.

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the company’s first quarter financial results and outlook for the second quarter. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at http://www.netsuite.com/investors. The live call can be accessed by dialing 877-718-5111 (U.S.) or 719-325-4764 (outside the U.S.) and referencing passcode: 306-9240. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 306-9240.

About NetSuite

NetSuite Inc. is a leading vendor of on-demand, integrated business management software suites for mid-sized businesses and divisions of large companies. NetSuite enables mid-market companies to manage core business operations in a single system, which includes accounting/ERP, customer relationship management (“CRM”), and Ecommerce. NetSuite’s patent-pending “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information.

Cautionary Note Regarding Forward-Looking Statements

This press release and the scheduled conference call contain forward-looking statements relating to expectations, plans, prospects and financial results for NetSuite, including our stated expectation for future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our service should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed on March 13, 2009, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non-GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense and the amortization of intangible assets. Non-GAAP net income / (loss) excludes these expenses as they are non-cash items, are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company considers these events to be non-routine, and believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the financial performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

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NetSuite Announces First Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	December 31, 2008	March 31, 2009
Assets
Current assets:
Cash and cash equivalents	$123,638	$119,630
Accounts receivable, net of allowances of $589 and $668 as of December 31, 2008 and March 31, 2009, respectively	26,675	25,518
Deferred commissions	11,363	10,211
Other current assets	2,385	3,479

Total current assets	164,061	158,838
Property and equipment, net	15,413	14,285
Deferred commissions, non-current	1,688	1,463
Goodwill	17,824	17,824
Other intangible assets, net	8,712	8,088
Other assets	2,636	2,491

Total assets	$210,334	$202,989

Liabilities and equity
Current liabilities:
Accounts payable	$2,893	$2,081
Deferred revenue	66,667	63,339
Accrued compensation	10,863	9,323
Other current liabilities	10,121	8,755

Total current liabilities	90,544	83,498
Long-term liabilities:
Deferred revenue, non-current	7,204	6,225
Other long-term liabilities	3,199	2,898

Total long-term liabilities	10,403	9,123

Total liabilities	100,947	92,621

Equity:
NetSuite Inc. stockholders’ equity	108,992	110,175
Noncontrolling interest	395	193

Total equity	109,387	110,368

Total liabilities and equity	$210,334	$202,989

NetSuite Announces First Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Revenue	$34,118	$36,553	$40,404	$41,401	$41,567
Cost of revenue (1)	10,115	11,665	13,733	13,069	13,035

Gross profit	24,003	24,888	26,671	28,332	28,532

Operating expenses:
Product development (1)	4,082	4,452	6,056	6,926	6,788
Sales and marketing (1)	17,805	19,401	20,221	19,516	18,797
General and administrative (1)	5,467	5,145	6,426	6,766	6,910

Total operating expenses	27,354	28,998	32,703	33,208	32,495

Operating loss	(3,351)	(4,110)	(6,032)	(4,876)	(3,963)
Other income / (expenses) and income taxes, net	1,074	580	(411)	166	17

Net loss	(2,277)	(3,530)	(6,443)	(4,710)	(3,946)
Less: Net loss attributable to the noncontrolling interest	248	402	201	245	201

Net loss attributable to NetSuite Inc.	$(2,029)	$(3,128)	$(6,242)	$(4,465)	$(3,745)

Net loss per share attributable to NetSuite Inc. common shareholders	$(0.03)	$(0.05)	$(0.10)	$(0.07)	$(0.06)

Weighted average number of shares used in computing net loss per common share	60,093	60,160	60,436	60,838	61,248

(1)	Includes stock-based compensation expense and amortization of intangible assets as follows:

	Three months ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Cost of revenue	$294	$525	$1,113	$1,056	$1,044
Product development	483	548	1,147	1,451	1,350
Sales and marketing	334	568	1,234	1,239	1,204
General and administrative	498	587	1,048	1,253	1,155

Total stock-based compensation expense and amortization of intangible assets	$1,609	$2,228	$4,542	$4,999	$4,753

NetSuite Announces First Quarter 2009 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income / (Loss) Per Share

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
Net loss attributable to NetSuite Inc.	$(2,029)	$(3,128)	$(6,242)	$(4,465)	$(3,745)
Reversal of stock-based compensation expense and amortization of intangible assets (a)	1,609	2,228	4,542	4,999	4,753
Non-GAAP net income / (loss) attributable to :

NetSuite Inc.	$(420)	$(900)	$(1,700)	$534	$1,008

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net loss per common share:
Weighted average number of shares used in computing net loss per common share	60,093	60,160	60,436	60,838	61,248
Effect of dilutive securities (stock options restricted stock awards and warrants) (b)	—	—	—	2,976	2,710

Non-GAAP weighted average shares used in computing non-GAAP net income / (loss) per common share	60,093	60,160	60,436	63,814	63,958

GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.03)	$(0.05)	$(0.10)	$(0.07)	$(0.06)

Non-GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.01)	$(0.01)	$(0.03)	$0.01	$0.02

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with Statement of Financial Accounting Standards No. 123(R) for options granted after January 1, 2006, and Accounting Principles Board Opinion No. 25 for options granted before January 1, 2006. Amortization of intangible assets resulted principally from the acquisition of OpenAir, Inc. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of stock-based compensation expense and the amortization of intangible assets in order to compare our financial performance with that of other companies and between time periods.

(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces First Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Three months ended March 31,
	2008	2009
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(2,029)	$(3,745)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	1,206	1,650
Amortization of other intangible assets	—	637
Provision for accounts receivable allowances	142	484
Stock-based compensation	1,609	4,117
Amortization of deferred commissions	5,540	5,434
Noncontrolling interest	(248)	(201)
Changes in operating assets and liabilities:
Accounts receivable	2,234	644
Deferred commissions	(5,512)	(4,062)
Other current assets	(633)	(876)
Other assets	(21)	102
Accounts payable	1,274	(596)
Accrued compensation	(518)	(1,529)
Deferred revenue	(961)	(4,173)
Other current liabilities	(645)	(197)
Other long-term liabilities	22	113

Net cash provided by / (used in) operating activities	1,460	(2,198)

Cash flows from investing activities:
Purchases of property and equipment	(1,078)	(1,574)
Capitalized internal use software	(3)	(47)
Acquisition of OpenAir, net of cash received	—	(171)
Acquisition of other intangibles	—	(275)

Net cash used in investing activities	(1,081)	(2,067)

Cash flows from financing activities:
Payments under capital leases and long-term debt	(423)	(396)
Proceeds from issuance of common stock, net of issuance costs	118	848

Net cash provided by / (used in) financing activities	(305)	452

Effect of exchange rate changes on cash and cash equivalents	757	(195)

Net change in cash and cash equivalents	831	(4,008)
Cash and cash equivalents at beginning of period	169,408	123,638

Cash and cash equivalents at end of period	$170,239	$119,630